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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 21, 2006

                          Osage Federal Financial, Inc.
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             (Exact name of registrant as specified in its charter)


         United States                  0-50666                 27-0080039
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(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)         Identification No.)


239 East Main Street, Pawhuska, Oklahoma                              74056
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(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (918) 287-2919
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).
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                      INFORMATION TO BE INCLUDED IN REPORT



Item 1.01  Entry Into a Material Definitive Agreement
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     On July 21,  2006,  the Boards of Directors  of Osage  Federal  MHC,  Osage
Federal Financial, Inc. and Osage Federal Bank unanimously adopted a Plan of Conversion and Reorganization (the "Plan"), pursuant to which Osage Federal will reorganize from the mutual holding company structure to the stock holding company structure. Pursuant to the terms of the Plan, Osage Federal MHC will convert from the mutual form to a federal interim stock savings association and simultaneously merge with and into Osage Federal Bank, with Osage Federal Bank as survivor. Additionally, Osage Federal Financial, Inc. will convert to a federal interim stock savings association and simultaneously merge with and into Osage Federal Bank, with Osage Federal Bank as survivor. Osage Federal Bank will form a new state-chartered corporation that will acquire all of the outstanding shares of Osage Federal Bank's common stock. Shares of Osage Federal Financial, Inc. common stock, other than those held by Osage Federal MHC, will be converted into shares of the new corporation pursuant to an exchange ratio designed to approximate the percentage ownership interests of such persons.

     The Plan is subject to the approval of: (1) the Office of Thrift Supervision; (2) at least a majority of the total number of votes eligible to be cast by members of Osage Federal MHC; (3) the holders of at least a majority of the outstanding shares of Osage Federal Financial, Inc. common stock; and (4) at least a majority of votes cast by holders of Osage Federal Financial, Inc. common stock other than Osage Federal MHC. The new holding company will offer shares of its common stock for sale to Osage Federal's eligible account holders, to Osage Federal's tax-qualified employee benefit plans and to members of the general public in a subscription and community offering in the manner and subject to the priorities set forth in the Plan. The highest priority will be depositors with qualifying deposits as of June 30, 2005.

     The press  release  announcing  the  adoption  of the Plan is  included  as
Exhibit 99.1 and incorporated herein by reference.

Item 2.02  Results of Operation and Financial Condition
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     On July 21,  2006,  the  Registrant  issued a press  release  to report its results of operations for the year ended June 30, 2006. A copy of the press release is furnished with this Form 8-K as Exhibit 99.2.

Item 8.01 Other Events and Regulation FD Disclosure
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     On July 21, 2006, the Registrant  announced that its Board of Directors had declared a cash dividend of $0.15 per share payable August 15, 2006 to stockholders of record (other than Osage Federal MHC, its mutual holding company) as of the close of business on August 1, 2006. For


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further information,  reference is made to the Registrant's press release, dated
July 21, 2006 which is furnished with this Form 8-K as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits
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     (c) Exhibits. The following exhibits are furnished with this report.

     Exhibit 99.1 -- Press Release dated July 21, 2006. (Conversion)

     Exhibit 99.2 -- Press Release dated July 21, 2006. (Earnings)























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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   OSAGE FEDERAL FINANCIAL, INC.


Date:  July 21, 2006               By: /s/ Mark S. White
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                                       Mark S. White
                                       President and Chief Executive Officer